UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007

MEDICAL STAFFING NETWORK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31299	65-0865171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Yamato Road, Suite 110, Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

(561) 322-1300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed on July 5, 2007 (the Initial Form 8-K) is filed by Medical Staffing Network Holdings, Inc. (the Registrant) to provide financial statements and pro forma financial information required under Item 9.01 of Form 8-K in connection with the acquisition of InteliStaf Holdings, Inc. (InteliStaf) reported in the Initial Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Initial Form 8-K to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K in connection with the acquisition of InteliStaf. The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited balance sheets of InteliStaf at December 31, 2006 and 2005 and the audited statements of operations and cash flows for each of the three years in the period ended December 31, 2006 and the related notes to the financial statements, together with the auditors’ report, are filed as Exhibit 99.1 to this Form 8-K and incorporated by reference in this Form 8-K.

The unaudited balance sheet of InteliStaf at June 30, 2007 and the unaudited statements of operations and cash flows for the six months ended June 30, 2007 and 2006 and the related notes to financial statements, are filed as Exhibit 99.2 to this Form 8-K and incorporated by reference in this Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated balance sheets of the Registrant and InteliStaf at July 1, 2007 and June 30, 2007, respectively, and the unaudited pro forma condensed combined consolidated statements of operations for the fiscal years ended December 31, 2006 and the six months ended July 1, 2007 and June 30, 2007, respectively, are filed as Exhibit 99.3 to this Form 8-K and incorporated by reference in this Form 8-K.

(d) Exhibits.

The following exhibits are filed herewith:

4.1	Credit Agreement, dated as of July 2, 2007, among Medical Staffing Network, Inc., as borrower, Medical Staffing Holdings, LLC, and Medical Staffing Network Holdings, Inc., as certain of the guarantors, the Lenders and L/C Issuers thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Capital Markets, Inc., as joint lead arranger and joint bookrunner, Merrill Lynch Capital, as joint lead arranger, joint bookrunner and syndication agent and Firstlight Financial Corporation, as documentation agent.

4.2	Second Lien Credit Agreement, dated as of July 2, 2007, among Medical Staffing Network, Inc., as borrower, Medical Staffing Holdings, LLC, and Medical Staffing Network Holdings, Inc., as certain of the guarantors, the Lenders thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Capital Markets, Inc., as joint lead arranger and joint bookrunner, Merrill Lynch Capital, as joint lead arranger, joint bookrunner and syndication agent.

23.1	Consent of Independent Auditors.

99.1	Audited financial statements of InteliStaf Holdings, Inc. at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006.

99.2	Unaudited financial statements of InteliStaf Holdings, Inc. at June 30, 2007 and for the six months ended June 30, 2007 and 2006.

99.3	Unaudited pro forma condensed combined consolidated balance sheets of the Registrant and InteliStaf at July 1, 2007 and June 30, 2007, respectively, and the unaudited pro forma condensed combined consolidated statements of operations for the fiscal year ended December 31, 2006 and the six months ended June 30, 2006 and June 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2007	MEDICAL STAFFING NETWORK HOLDINGS, INC.

	By:	/s/ Kevin S. Little
Kevin S. Little
President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
4.1	Credit Agreement, dated as of July 2, 2007, among Medical Staffing Network, Inc., as borrower, Medical Staffing Holdings, LLC, and Medical Staffing Network Holdings, Inc., as certain of the guarantors, the Lenders and L/C Issuers thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Capital Markets, Inc., as joint lead arranger and joint bookrunner, Merrill Lynch Capital, as joint lead arranger, joint bookrunner and syndication agent and Firstlight Financial Corporation, as documentation agent.

4.2	Second Lien Credit Agreement, dated as of July 2, 2007, among Medical Staffing Network, Inc., as borrower, Medical Staffing Holdings, LLC, and Medical Staffing Network Holdings, Inc., as certain of the guarantors, the Lenders thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Capital Markets, Inc., as joint lead arranger and joint bookrunner, Merrill Lynch Capital, as joint lead arranger, joint bookrunner and syndication agent.

23.1	Consent of Independent Auditors.

99.1	Audited financial statements of InteliStaf Holdings, Inc. at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006.

99.2	Unaudited financial statements of InteliStaf Holdings, Inc. at June 30, 2007 and for the six months ended June 30, 2007 and 2006.

99.3	Unaudited pro forma condensed combined consolidated balance sheets of the Registrant and InteliStaf at July 1, 2007 and June 30, 2007, respectively, and the unaudited pro forma condensed combined consolidated statements of operations for the fiscal years ended December 31, 2006 and the three and six months ended June 30, 2006 and June 30, 2007.

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